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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                               September 22, 2004
                               ------------------
                      (Date of the earliest event reported)



                             Simulations Plus, Inc.
                             ----------------------
             (Exact name of Registrant as specified in its charter)


          California                                              95-4595609
          ----------                                              ----------
(State or other jurisdiction                                  (I.R.S. Employer
        of incorporation)                                    Identification No.)

                                     1-32046
                                     -------
                            (Commission File Number)

                 1220 West Avenue J, Lancaster, California 93534
                 -----------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (661) 723-7723
                                 --------------
               Registrant's telephone number, including area code


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INFORMATION TO BE REVISED AND INCLUDED IN REPORT

ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On September 3, 2004, the Company filed Form 8K (the "Report") which announced a change in the Company's Certifying Accountant, followed by Form 8K/A filing on September 08, 2004 with a letter from Singer, Lewak, Greenbaum and Goldstein LLP as Exhibit 16 to the Report.

         On September 17, the Company received comments from the Commission to revise our documents in response to their comments.

         1. Revised Commission File Number on the cover page from 0-21665 to 1-32146.

         2.   References to Regulation S-K have been revised to Regulation S-B.

         3. The former accountant, Singer, Lewak, Greenbaum and Goldstein LLP was dismissed on August 31, 2004.

         4. The former accountant's report on the financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion, or was not modified as to uncertainty, audit scope, or accounting principles.

         5. The decision to change accountants was approved by the board of directors.

         6. There were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

         7. During the fiscal years ended August 31, 2003 and 2002, and through August 31, 2004, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure as defined in Item 304(a)(1) of Regulation S-B.

         8. To comply with comments, the Company is filing the revised Form 8-K with an updated letter from Singer, Lewak, Greenbaum and Goldstein LLP as Exhibit 16.


                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                SIMULATIONS PLUS, INC.

Dated: September 22, 2004                       By: /s/ Momoko Beran
                                                    -----------------------
                                                    Momoko A. Beran
                                                    Chief Financial Officer


                                INDEX TO EXHIBITS

Exhibit No.       Descriptions
-----------       ------------

         16 An updated letter dated September 22, 2004 from Singer, Lewak, Greenbaum and Goldstein LLP to the Commission.